Subsequent Event	12 Months Ended
Mar. 29, 2014
Subsequent Events [Abstract]
Subsequent Event
16.	Subsequent Event

In June 2014 and July 2014, subsequent to the Company’s fiscal year end and in conjunction with Montrovest executing a $5.0 million irrevocable standby letter of credit (“LC”) in favor of the Company’s senior secured revolving credit lenders in order to provide the Company with additional operating liquidity, the Company executed amendments to its senior secured revolving credit agreement and senior secured term loan agreement. The LC and amendments to the senior secured credit facilities are part of a financial recapitalization project which the Company is developing to provide greater financial resources for its operations and capital investment needs on both a short and long-term basis. The LC and amendments to the senior secured credit agreements are meant to provide the Company with the funding and additional time required to finalize and complete the Recapitalization Plan by February 2015. There has been no monetary thresholds established by the lenders for the Recapitalization Plan and although the Company is actively engaged in developing the Recapitalization Plan, currently, the Company does not have any commitments for financing under the Recapitalization Plan. Any Recapitalization Plan will need to be reviewed and approved by the Company’s Board of Directors and its lenders. In addition, the successful completion of the Recapitalization Plan is not within the Company’s control.

In exchange for the delivery of the LC as collateral, as part of the amendments, the senior secured term loan administrator lifted an existing $7 million discretionary reserve that had been imposed subsequent to the Company’s fiscal year end. Under the amendments, the Company is required to maintain excess availability under its senior secured revolving credit facility of at least $10 million at all times, failure to do so would be considered an event of default which could result in the outstanding balances borrowed under the senior secured term loan and senior secured revolving credit facility becoming due immediately. In addition, the senior secured term loan lender agreed not to impose any discretionary reserves in the calculation of the Company’s borrowing availability under the senior secured revolving credit agreement through February 10, 2015 so long as no event of default exists. As part of the amendment, the rate of interest on the senior secured term loan was increased from 8.77% to 12.5% until such time as the Recapitalization Plan is executed at which time the interest rate will change to 11.0%. In addition, the Company agreed to:

•	Provide weekly updated 13 week cash flow projections acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents as well as weekly variance reports against the cash flow projections until a Recapitalization Plan has been consummated,

•	Deliver an operational restructuring plan to improve the Company’s operations acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents by June 27, 2014. (The operational restructuring plan was provided to and has been accepted by the administrative agents),

•	Continue to retain the services of a financial and restructuring consultant satisfactory to the senior secured revolving credit facility and senior secured term loan administrative agents to assist with the Company’s weekly cash flow projections and in the development of the operational restructuring plan to improve its operations, and

•	Finalize and close the Recapitalization Plan acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents by February 10, 2015.

As part of the amendments to the senior secured credit facilities, the Company also agreed that deviations of greater than 10% from the 13-week cash flow projection will be considered an event of default, which could result in the outstanding balances under the Company’s senior secured revolving credit facility and senior secured term loan becoming due immediately., In addition, if the Company does not accomplish the actions outlined above, an additional reserve of up to $2.5 million may be established by the lenders reducing availability under the senior secured revolving credit facility until such failure is cured by the Company.

The amendments also require that an additional $5.0 million of third party financial support is obtained on or before August 30, 2014, in a form that is acceptable to the lenders of which a principal moratorium aggregate amount of Cdn$2.5 million obtained from Investissement Québec in June 2014 was agreed by the lenders to count towards the financial support to be obtained. Failure to obtain this financial support will result in a reduction of the availability under the senior secured revolving credit facility by $125,000 per month for each month until the financial support is obtained, which will effectively reduce the borrowing capacity under this facility. Upon the receipt of an additional Cdn$3.0 million of third party financial support, the permitted deviations on the Company’s 13-week cash flow projections is increased to 12.5%.

As of July 25, 2014, the Company has retained the services of a financial and restructuring consultant satisfactory to the senior secured revolving credit facility and senior secured term loan administrative agents, delivered an operational restructuring plan, which the lenders have accepted and provided the 13 week cash flow projections and weekly updates to these projections acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents in accordance with the milestones set out in the amendments to the secured credit facility agreements. The operational restructuring plan was submitted to and approved by the Company’s lenders

In June 2014, the Company was granted a one year moratorium on the monthly capital repayment amounts of Cdn$208,333 (approximately $188,298 in U.S dollars.) by Investissement Québec. Subsequent to the twelve month moratorium, the monthly capital repayment amounts of Cdn$208,333 (approximately $188,298 U.S.) will commence resulting in the repayment term being extended by twelve months. This principal moratorium aggregate amount of Cdn$2.5 million was agreed by the senior secured credit facility lenders to count towards the financial support to be obtained by August 30, 2014.

In July 2014, the Company entered into a binding letter of intent for a Cdn$2.0 million secured term loan with Investissement Québec. The loan bears interest at a rate of Canadian Prime plus 10% per annum and is repayable in 48 monthly installments beginning in August 2015.

In July 2014, the Company also entered into a lease agreement with Bristol Real Estate SA. The lease agreement provides funding for $1 million of furniture, fixtures, leasehold improvements and related equipment located within the Company’s U.S. operations.